Exhibit 10.1(b)

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated November 15, 2007 among Resource America, Inc., a Delaware corporation (“Borrower”), Commerce Bank, N.A., a national banking association, in its capacity as agent ("Agent"), Commerce Bank, N.A., a national banking association, in its capacity as issuing bank ("Issuing Bank") and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below), (each such  financial institution, individually each being a "Lender" and collectively all being "Lenders").

BACKGROUND

A.           Pursuant to the terms of a certain Loan and Security Agreement dated May 24, 2007 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit not to exceed Seventy Five Million Dollars ($75,000,000) (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.           The Loans are secured by, interalia, continuing perfected security interests in the Collateral.

C.           Borrower has requested that Agent and Lenders modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Amendments to Loan Agreement.  Section 1 of the Loan Agreement shall be amended by deleting the definitions of Aggregate Non-Callable Management Fees and Senior Management Fees and replacing each as follows:

Aggregate Non-Callable Management Fees— At any time, the aggregate net present value of all management fees earned through the reinvestment period as defined in the Collateralized Debt Offering documents (other than Excluded Management Fees) to which Borrower, Trapeza Management, Subsidiary Guarantors and Resource Europe Management Limited are entitled pursuant to all Management Agreements, Trapeza Management Agreements and UK Management Agreements in effect from time to time; provided that Agent, on behalf of Lenders shall have a first priority perfected Lien in all fees payable under any Management Agreement (other than under the Trapeza Management

Agreements) and any UK Management Agreement.  Net present value, for the purpose of this definition, shall be calculated as follows: the Management Fee Amount, discounted by (i.e. divided by) 1.08 to the  power of "n", with "n" being the number of years in the discount period.

Senior Management Fees– For any period, the aggregate amount of (i) the REIT Management Fees payable in cash plus (ii) all senior management fees earned through the reinvestment period as defined in the Collateralized Debt Offering documents to which Borrower, Trapeza Management, Subsidiary Guarantors and Resource Europe Management Limited are entitled to under all Management Agreements, the Trapeza Management Agreements and UK Management Agreements (other than Excluded Management Fees and subordinated management fees) in effect from time to time in which as to subclauses (i) and (ii) Agent, on behalf of Lenders, shall have a first priority perfected Lien in all fees payable under any Management Agreement (other than under the Trapeza Management Agreements) and any UK Management Agreement.

2.           Section 1 of the Loan Agreement shall be amended by adding a new definition of UK Management Agreements as follows:

 UK Management Agreements– Collectively, those certain management agreements identified on Schedule H attached hereto.

3.           Schedule C of the Loan Agreement shall be deleted in its entirety and replaced with Schedule C attached hereto.

4.           A new Schedule H shall be added to the Loan Agreement in the form attached hereto as Schedule H.

5.           Representations and Warranties.  Borrower warrants and represents to Agent and Lenders that:

a.           Prior Representations. Borrower, by its execution of this Amendment, reconfirms all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents (as modified by Schedule A to the Second Amendment attached hereto and made part hereof), and restate such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Secured Parties are indefeasibly paid and satisfied in full.

b.           Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c.           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

d.           No Default.  No Default or Event of Default exists after giving effect to this Amendment.

6.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower's now owned or hereafter acquired, created or arising Collateral as described in Section 3 of the Loan Agreement.

7.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on November 14, 2007, (i) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $42,846,420 without any deduction, defense, setoff, claim or counterclaim, of any nature as of the date of this First Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

8.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor, hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

9.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

a.           Execution and delivery by Borrower and each Lender of this Amendment to Agent;

b.           Payment by Borrower of all of Agent’s Expenses;

c.           A security assignment (the “UK Pledge Agreement”) executed by Resource Europe Management Limited granting Agent and Lenders a first priority Lien on, and security interest in, all management fees and proceeds payable under the UK Management Agreements, in form and substance satisfactory to Agent;

d.           An opinion from Borrower’s United Kingdom counsel relating to the validity, and enforceability of the UK Pledge Agreement, in form and substance satisfactory to Agent; and

e.           Such other items as Agent may reasonably require.

10.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

11.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

12.           Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

13.           Waiver of Jury Trial:  BORROWER, AGENT AND LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:
Resource America, Inc.

By: _____________________
Name: ___________________
Title: ____________________

AGENT:
Commerce Bank, N.A.

By: _____________________
Name: ___________________
Title: ____________________

LENDERS:
Commerce Bank, N.A., as Lender

By: _____________________
Name: ___________________
Title: ____________________

U.S. Bank, National Association, as Lender

By: _____________________
Name: ___________________
Title: ____________________

(Signature Page S-1 to Second Amendment to Loan & Security Agreement)

                                AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Chesterfield Mortgage Investors, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Coredo Capital Management, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Ischus Capital Management, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

RAI Ventures, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

RCP Financial, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Credit Management, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Capital Manager, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Capital Investor, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Capital Partners, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Credit Partners GP, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Financial Institutions Group,  Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Financial Fund Management, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Housing Investors I, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Housing Investors II, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Housing Investors III, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Housing Investors IV, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Leasing, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Programs, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties VIII, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XIV, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XVII, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XXIV, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XXV, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XXVI, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XXX, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XXXI, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XXXIII, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XL, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XLI, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XLIX, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties 54, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Properties XLVII, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

                                Resource Real Estate, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Real Estate Funding, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Real Estate Holdings, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Rittenhouse, Inc.

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

Resource Real Estate Management, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

RRE1 Duraleigh Member, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

RRE2 Duraleigh Member, LLC

By:   ________________________________
Name:  ___________________________
Title:    ___________________________

 (Signature Page S-2 to Second Amendment to Loan & Security Agreement)

SCHEDULE “A”

None

(Schedule A to Second Amendment to Loan & Security Agreement)

SCHEDULE “C”

List of Subsidiaries that cannot be Subsidiary Guarantors

1.	Chadwick Securities, Inc.
2.	Resource Europe Management Limited
3.	Resource Euope Limited
4.	Trapeza Capital Management LLC
5.             Trapeza Manager, Inc.
6.	Trapeza Funding, LLC
7.	Trapeza Funding II, LLC
8.	Trapeza Funding III, LLC
9.	Trapeza Funding IV, LLC
10.	Trapeza Funding V, LLC
11.	Trapeza TPS, LLC
12.	Trapeza Management Group, LLC
13.	Structured Finance Fund GP, LLC
14.	Structured Finance Management LLC
15.	Axios Capital Management, LLC
16.	Resource RSI Phase I, LLC
17.	Resource RSI Phase II, LLC
18.	Press Building, LLC
19.	RCP Nittany Pointe Manager, Inc.
20.	RCP Chinoe Creek Manager, Inc.
21.	RCP Fountains GP, Inc.
22.	RCP Portland Courtyard Manager, Inc.
23.	RCP Albuquerque Manager, Inc.
24.	RCP Avalon Manager, Inc.
25.	RCP Falls at Duraleigh Manager, Inc.
26.	RCP Sage Canyon Manager, Inc.
27.	RCP Cuestas Manager, Inc.
28.	RCP Holdco I Manager, Inc.
29.	RCP Reserves Manager, Inc.
30.	RCP Foxglove Manager, Inc.
31.	RCP Santa Fe Manager, Inc.
32.	RCP Regents Center Manager, Inc.
33.	RCP Highland Lodge Manager, Inc.
34.	RCP Reserves Holdings Manager, Inc.
35.	RCP Grove Manager, Inc.
36.	RCP Howell Bridge Manager, Inc.
37.	RCP Heritage Lake Manager, Inc.
38.	RCP Westchase Wyndham Manager, Inc.
39.	RCP Pear Tree Manager, Inc.
40.	RCP Wind Tree Manager, Inc.
41.	RCP Chenal Brightwaters Manager, Inc.
42.	AR Real Estate Investors, LLC

43.	Resource Asset Management, Inc.
44.	LEAF Asset Management, LLC
45.	LEAF Commercial Finance Income Fund I, LP
46.	LEAF Commercial Finance Income Fund II, LP
47.	LEAF Equipment Leasing Income Fund III, LP
48.	FLI Holdings, Inc.
49.	LEAF Financial Corporation
50.	LEAF Commercial Finance Co., LLC
51.	Lease Equity Appreciation Fund I, LP
52.	LEAF Fund I, LLC
53.	Lease Equity Appreciation Fund II, LP
54.	LEAF Fund II, LLC
55.	Lease Equity Appreciation Fund III, LP
56.	LEAF Funding, Inc.
57.	LEAF Institutional Direct Management, LLC
58.	Resource Capital Funding II, LLC
59.	LEAF Ventures, LLC
60.	Merit Capital Manager, LLC
61.	Merit Capital Advance, LLC
62.	LEAF Capital Management, Inc.
63.	RAI Financial, Inc.
64.	Resource Commercial Mortgages, Inc.
65.	Resource Financial Services, Inc.
66.	WS Mortgage Acquisition Corp.
67.	Resource Properties II, Inc.
68.	Resource Properties IV, Inc.
69.	Resource Properties VI, Inc.
70.	Resource Properties XV, Inc.
71.	Resource Properties XVIII, Inc.
72.	Resource Properties XX, Inc.
73.	Resource Properties XXII, Inc.
74.	Resource Properties XXIII, Inc.
75.	Resource Properties XXIX, Inc.
76.	Resource Properties XXXII, Inc.
77.	Resource Properties XXXIV, Inc.
78.	Resource Properties XXXVI, Inc.
79.	Resource Properties XXXVIII, Inc.
80.	Resource Properties XLII, Inc.
81.	Resource Properties XLIV, Inc.
82.	Resource Properties XLVI, Inc.
83.	Resource Properties 50, Inc.
84.	Resource Properties 51, Inc.
85.	Resource Properties 52, Inc.
86.	Resource Properties 53, Inc.
87.	Deerfield RPI, LLC
88.	Resource Properties XXXV, Inc.
(Schedule C to Second Amendment to Loan & Security Agreement)

SCHEDULE “H”

UK Management Agreements

1.           Investments Management and Collateral Administration Agreement between Resource Europe CLO I B.V. and Resource Europe Management Limited dated May 22, 2007.

(Schedule H to Second Amendment to Loan & Security Agreement)